UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2024

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, Michigan (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.       Other Events.

On July 3, 2024, Agree Realty Corporation (the “Company”) announced its weighted-average number of common shares outstanding for the three and six months ended June 30, 2024. The following table computes the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months	Six Months
	Ended	Ended
	June 30, 2024	June 30, 2024
Weighted-average number of common shares outstanding	100,625,877	100,595,525
Less: Unvested restricted stock	(275,934)	(275,934)
Weighted-average number of common shares outstanding used in basic earnings per share	100,349,943	100,319,591

Weighted-average number of common shares outstanding used in basic earnings per share	100,349,943	100,319,591
Effect of dilutive securities:
Share-based compensation	89,582	88,285
ATM forward equity offerings	15,178	7,590
Weighted-average number of common shares outstanding used in diluted earnings per share	100,454,703	100,415,466

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	100,802,322	100,763,085

To account for the potential dilution resulting from the forward equity offerings on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impact of the offerings on the Company’s weighted-average diluted shares for the three months ended June 30, 2024 was 15,178 weighted-average incremental shares. The impact of the offerings on the Company’s weighted-average diluted shares for the six months ended June 30, 2024 was 7,590 weighted-average incremental shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: July 3, 2024	By:	/s/ Peter Coughenour
		Name:	Peter Coughenour
		Title:	Chief Financial Officer and Secretary